UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT                 DECEMBER 31, 2010

VP Inflation Protection Fund

Table of Contents

Market Perspective	2
U.S. Fixed-Income Total Returns	2

Performance	3
Portfolio Commentary	5
Asset Allocation	7
Portfolio at a Glance	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30

Other Information

Proxy Voting Results	31
Management	32
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

    By David MacEwen, Chief Investment Officer, Fixed Income

Economic Optimism Prevailed, but Bonds Still Posted

Annual Gains

The year ended December 31, 2010, began on an upbeat note, and fixed-income investors’ demand for yield drove strong returns in the riskier “spread” (higher-yielding, non-Treasury) segments. But, during the spring and summer months, a slowdown in the pace of economic growth, combined with lingering high unemployment, the European sovereign debt crisis, and mounting deflationary signals, stoked fears of a double-dip recession. This sentiment boosted demand for Treasuries and other “safe-haven” investments and produced mid-year bond price gains that later market volatility could not erase.

Investor confidence—and a focus on yield—gradually re-emerged in the final months of the year. Dissatisfied with the slow pace of economic growth and the lingering high jobless rate, the Federal Reserve (the Fed) announced a second government-securities purchase program. This action, combined with improving manufacturing and retail sales data and Congress’ decision to extend prevailing federal income tax rates, sparked a fresh round of economic optimism. Investors increased their appetite for riskier investments and sold safe-haven investments, sending Treasury prices lower and yields higher.

TIPS Advanced, Even as Inflation Was Weak

TIPS (Treasury inflation-protected securities) posted slightly-below-broad-market gains for the period, benefiting from the generally favorable climate for bonds for much of the year, but held back a bit by the lack of significant near-term inflationary pressures.

While short-term inflation remained tame, recent gains in the Consumer Price Index (CPI) and commodity prices—combined with the significant Fed and government stimulus measures still in play—suggest inflation may move higher over time. After declining in the first half of the year, prices for oil and other commodities rose sharply in the final six months to finish the year notably higher. Similarly, headline inflation, as measured by the month-to-month change in CPI, actually declined in April, May, and June but later rose. Prices gathered some strength in the second half of the year, and in December, CPI advanced 0.5%, the largest monthly gain for the year. Nevertheless, for 2010 as a whole,
CPI was up only 1.5%, compared with 2.7% in 2009.

U.S. Fixed-Income Total Returns
For the 12 months ended December 31, 2010
Barclays Capital U.S. Bond Market Indices		Barclays Capital U.S. Treasury Bellwethers
Corporate High-Yield	15.12%	10-Year Treasury Note	8.01%
Corporate (investment-grade)	9.00%	3-Month Treasury Bill	0.15%
Aggregate (multi-sector)	6.54%
Treasury Inflation Protected Securities (TIPS)	6.31%
Treasury	5.87%
MBS (mortgage-backed securities)	5.37%

Performance

Total Returns as of December 31, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class II	AIPTX	5.12%	4.86%	4.65%	12/31/02
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index(1)	—	6.31%	5.33%	5.78%	—
Citigroup US Inflation-Linked Securities Index(2)	—	6.46%	5.36%	5.78%	—
Class I	APTIX	5.39%	5.12%	5.23%	5/7/04

(1)
In January 2010, the fund’s benchmark changed from the Citigroup US Inflation-Linked Securities Index to the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process remains unchanged.

(2)	The Citigroup US Inflation-Linked Securities Index is not subject to the tax code diversification and other regulatory requirements limiting the type and amount of securities that the fund may own.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over Life of Class
$10,000 investment made December 31, 2002

Total Annual Fund Operating Expenses
Class I	Class II
0.49%	0.74%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, and Jim Platz

Performance Summary

VP Inflation Protection returned 5.12%* for the 12 months ended December 31, 2010. The portfolio’s benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index, returned 6.31% for the same time period. Portfolio returns reflect operating expenses, while benchmark returns do not.

In general, yields on nominal Treasuries and TIPS declined between December 31, 2009, and December 31, 2010, and the overall Treasury yield curve steepened slightly. A preference for “safe-haven” investments helped bolster returns among Treasury securities, including TIPS, during the first half of the period, even as inflation remained constrained. The market’s economic outlook improved during the second half of the year, and riskier assets returned to favor. In this environment, Treasury yields increased and prices declined. At the same time, inflationary pressures began to emerge. Yet, the price gains Treasuries generated earlier in the year offset the impact of the Treasury-market selloff in late 2010, and returns remained positive for the 12-month period. The portfolio’s underperformance relative to the benchmark was primarily due to yield-curve positioning.

Market Backdrop

Strong demand for oil during the year drove prices higher, from $79 a barrel at the end of 2009 to $91 at the end of 2010.  Other commodity prices also increased, as measured by the 9.03% one-year return of the S&P Goldman Sachs Commodities Index, a measure of price movements in the global commodities markets. Despite steady commodity price gains, the slow-growth economy helped keep overall inflation subdued on an annual basis, with an increase of only 1.5% for 2010 (as measured by the annual change in the Consumer Price Index, or CPI).

While current inflation remained tame, expectations for higher long-term inflation surfaced, primarily due to the extraordinary amount of fiscal and monetary stimulus in the financial system. The 10-year Treasury breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) began the period at 2.41 percentage points, slipped to 1.84 percentage points at the end of June, and climbed to 2.28 percentage points at the end of December. The 10-year breakeven rate is a gauge of the market’s inflation expectations for the next 10 years.

Portfolio Positioning

Throughout the year, the portfolio was as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (55% of the portfolio). The remainder of the portfolio included non-dollar inflation-linked bonds and investment-grade “spread”—corporate, mortgage and agency—securities. The corporate securities generally outperformed TIPS and contributed favorably to the portfolio’s relative performance, while mortgage, agency and non-dollar inflation-linked securities underperformed TIPS and thereby detracted from results relative to the all-TIPS benchmark.

*	All fund returns referenced in this commentary are for Class II shares.

The portfolio’s corporate securities contributed to positive performance in another way. In an effort to maintain maximum inflation protection without investing further in TIPS, the investment team used inflation “swaps” to synthetically create an inflation-linked “overlay” for the spread securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to counterparty credit risk. The portfolio’s synthetic inflation-linked position of spread securities and swaps outperformed during the year because the spread securities generated more positive return than negative from the swaps.

The portfolio’s investment team continued to position the portfolio for a long-term flattening of the yield curve. This strategy generally helped performance until late in the period, when long-term rates increased, and the yield curve steepened. Nevertheless, the team believes this strategy should provide longer-term value, as maturity spreads tighten, either due to declining long-term yields or rising short-term yields.

Outlook

The investment team’s intermediate-term inflation outlook remains low due to weak global economic fundamentals in developed countries. Over the long term, fiscal and monetary stimulus eventually may result in higher inflation than what is currently priced into the U.S. Treasury market. The team believes the combination of TIPS, inflation swaps, global inflation-linked securities, and spread securities should enhance the portfolio’s yield and outperform TIPS over time.

Asset Allocation
% of net assets as of 12/31/10
U.S. Treasury Securities and Equivalents	53.4%
Sovereign Governments & Agencies	18.3%
Corporate Bonds	11.1%
U.S. Government Agency Securities and Equivalents	10.4%
Commercial Mortgage-Backed Securities	2.9%
Collateralized Mortgage Obligations	2.7%
Municipal Securities	0.1%
U.S. Government Agency Mortgage-Backed Securities	—*
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.4%

*Category is less than 0.05% of total net assets.

Portfolio at a Glance
As of 12/31/10
30-Day SEC Yield
Class I	2.26%
Class II	2.01%
Weighted Average Life	9.4 years
Average Duration (effective)	6.4 years

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10 - 12/31/10	Annualized Expense Ratio*
Actual
Class I	$1,000	$1,018.00	$2.44	0.48%
Class II	$1,000	$1,016.40	$3.71	0.73%
Hypothetical
Class I	$1,000	$1,022.79	$2.45	0.48%
Class II	$1,000	$1,021.53	$3.72	0.73%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2010

		Principal Amount	Value
U.S. Treasury Securities and Equivalents — 53.4%
FIXED-RATE U.S. TREASURY SECURITIES AND EQUIVALENTS — 53.0%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)		$28,079,018	$31,316,894
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)		52,342,150	55,707,593
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27(1)		37,850,097	42,158,498
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28(1)		19,240,551	19,634,386
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28(1)		39,079,736	50,568,553
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(1)		16,910,088	19,240,518
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29(1)		42,726,117	57,436,591
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32(1)		12,611,260	16,338,480
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(1)		27,624,870	29,347,115
U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/12(1)		2,555,840	2,673,449
U.S. Treasury Inflation Indexed Notes, 2.00%, 4/15/12(1)		25,274,645	26,212,561
U.S. Treasury Inflation Indexed Notes, 3.00%, 7/15/12(1)		10,947,690	11,637,055
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/13(1)		2,381,640	2,541,469
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14(1)		20,394,634	21,914,667
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14(1)		10,558,639	11,423,951
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)		19,443,335	20,757,276
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15(1)		23,950,146	25,974,676
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16(1)		27,713,791	30,212,356
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16(1)		25,991,760	29,204,186
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(1)		32,969,712	36,781,835
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17(1)		15,333,073	17,468,924
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18(1)		22,393,371	23,990,645
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(1)		5,071,200	5,351,303
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19(1)		31,935,618	35,383,675
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19(1)		7,170,240	7,806,040
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20(1)		11,732,240	12,208,862
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20(1)		36,905,616	37,839,808
			681,131,366
ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS — 0.4%
AID (Israel), 4.70%, 5/1/15(1)(2)		5,000,000	4,574,125
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $642,372,833)			685,705,491
Sovereign Governments & Agencies — 18.3%
CANADA — 1.9%
Government of Canada Inflation Linked, 4.25%, 12/1/26	CAD	16,709,250	24,766,930
FRANCE — 2.4%
Government of France Inflation Linked, 2.25%, 7/25/20	EUR	21,437,119	30,993,395

		Principal Amount	Value
GERMANY — 2.6%
German Federal Republic Inflation Linked, 2.25%, 4/15/13	EUR	19,681,726	$27,932,069
KfW, 4.75%, 5/15/12(1)		$5,000,000	5,277,800
			33,209,869
ITALY — 2.2%
Republic of Italy, 3.125%, 1/26/15(1)		1,090,000	1,064,316
Republic of Italy Inflation Linked, 2.35%, 9/15/19	EUR	21,069,792	27,195,403
			28,259,719
JAPAN — 2.0%
Government of Japan CPI Linked Bond, 1.10%, 12/10/16	JPY	2,079,000,000	25,680,528
NORWAY — 0.2%
Government of Norway, 6.00%, 5/16/11	NOK	12,170,000	2,113,541
UNITED KINGDOM — 7.0%
Government of United Kingdom Inflation Linked, 2.50%, 8/16/13	GBP	9,015,000	39,259,817
Government of United Kingdom Inflation Linked, 2.50%, 7/26/16	GBP	5,200,000	25,441,613
Government of United Kingdom Inflation Linked, 1.25%, 11/22/17	GBP	14,569,625	24,739,067
			89,440,497
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $222,359,980)			234,464,479
Corporate Bonds — 11.1%
AEROSPACE & DEFENSE — 0.1%
L-3 Communications Corp., 5.20%, 10/15/19(1)		$500,000	509,201
United Technologies Corp., 5.70%, 4/15/40(1)		1,140,000	1,247,387
			1,756,588
BEVERAGES — 0.5%
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19(3)		1,430,000	1,707,510
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20(1)		1,200,000	1,302,647
Coca-Cola Co. (The), 3.625%, 3/15/14(1)		1,220,000	1,292,218
Coca-Cola Co. (The), 3.15%, 11/15/20		850,000	799,210
Coca-Cola Refreshments USA, Inc., 4.25%, 3/1/15(1)		1,150,000	1,240,436
			6,342,021
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 5.85%, 6/1/17(1)		1,020,000	1,165,905
CAPITAL MARKETS — 0.9%
Bank of New York Mellon Corp. (The), 2.50%, 1/15/16(1)		2,000,000	1,979,220
Credit Suisse (New York), 5.50%, 5/1/14(1)		2,720,000	2,985,173
Credit Suisse (New York), 5.30%, 8/13/19(1)		1,370,000	1,449,594
Credit Suisse AG, 5.40%, 1/14/20(1)		360,000	368,312
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(1)		1,610,000	1,880,171
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(1)		660,000	683,252
Morgan Stanley, 4.20%, 11/20/14(1)		1,250,000	1,278,179
Morgan Stanley, 7.30%, 5/13/19(1)		1,360,000	1,533,302
			12,157,203
CHEMICALS — 0.2%
Dow Chemical Co. (The), 2.50%, 2/15/16(1)		450,000	433,229
Dow Chemical Co. (The), 8.55%, 5/15/19(1)		1,080,000	1,355,627
Dow Chemical Co. (The), 4.25%, 11/15/20(1)		730,000	702,042
			2,490,898

Principal Amount	Value
COMMERCIAL BANKS — 1.2%
International Bank for Reconstruction & Development, 7.625%, 1/19/23(1)	$9,500,000	$13,030,969
National Australia Bank Ltd., 1.70%, 12/10/13(1)(3)	1,600,000	1,587,298
PNC Bank N.A., 6.00%, 12/7/17(1)	500,000	544,611
PNC Funding Corp., 3.625%, 2/8/15(1)	370,000	382,926
		15,545,804
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39(1)	1,350,000	1,500,510
CONSUMER FINANCE — 0.3%
General Electric Capital Corp., 3.75%, 11/14/14(1)	1,790,000	1,852,014
General Electric Capital Corp., 6.00%, 8/7/19(1)	1,430,000	1,593,709
General Electric Capital Corp., 4.375%, 9/16/20(1)	370,000	364,850
SLM Corp., VRN, 3.29%, 1/3/11, resets monthly off the Consumer Price Index Year over Year plus 2.15% with no caps, Final Maturity 2/1/14(1)	490,000	453,309
		4,263,882
DIVERSIFIED FINANCIAL SERVICES — 0.5%
Bank of America Corp., 6.50%, 8/1/16(1)	1,780,000	1,933,731
Bank of America Corp., 5.875%, 1/5/21(1)	510,000	528,647
Citigroup, Inc., 6.01%, 1/15/15(1)	1,480,000	1,625,059
Citigroup, Inc., 4.59%, 12/15/15(1)	2,000,000	2,087,318
		6,174,755
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
AT&T, Inc., 6.70%, 11/15/13(1)	1,000,000	1,136,921
AT&T, Inc., 5.10%, 9/15/14(1)	770,000	843,169
AT&T, Inc., 6.55%, 2/15/39(1)	1,220,000	1,332,366
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14(1)	2,347,000	2,589,893
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(1)	720,000	943,583
Deutsche Telekom International Finance BV, 5.25%, 7/22/13(1)	350,000	379,290
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(1)	1,470,000	1,740,971
Telecom Italia Capital SA, 6.18%, 6/18/14(1)	1,800,000	1,915,729
Verizon Communications, Inc., 6.10%, 4/15/18(1)	1,280,000	1,456,150
		12,338,072
ELECTRIC UTILITIES — 0.2%
Duke Energy Ohio, Inc., 2.10%, 6/15/13(1)	730,000	744,536
Exelon Generation Co. LLC, 4.00%, 10/1/20(1)	630,000	590,744
FirstEnergy Solutions Corp., 6.05%, 8/15/21(1)	1,000,000	1,029,274
		2,364,554
FOOD & STAPLES RETAILING — 0.4%
CVS Caremark Corp., 6.60%, 3/15/19(1)	1,730,000	2,028,887
Wal-Mart Stores, Inc., 2.875%, 4/1/15(1)	680,000	698,242
Wal-Mart Stores, Inc., 3.625%, 7/8/20(1)	1,000,000	975,118
Wal-Mart Stores, Inc., 3.25%, 10/25/20(1)	1,720,000	1,619,877
		5,322,124
FOOD PRODUCTS — 0.3%
Kraft Foods, Inc., 5.375%, 2/10/20(1)	2,400,000	2,587,721
Kraft Foods, Inc., 6.50%, 2/9/40(1)	890,000	1,000,817
Mead Johnson Nutrition Co., 5.90%, 11/1/39(1)	500,000	519,455
		4,107,993
HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%
Baxter International, Inc., 5.90%, 9/1/16(1)	1,000,000	1,160,631
Medtronic, Inc., 3.00%, 3/15/15(1)	2,030,000	2,085,204
St. Jude Medical, Inc., 2.50%, 1/15/16(1)	500,000	494,137
Stryker Corp., 3.00%, 1/15/15(1)	550,000	562,480
		4,302,452

Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 0.1%
Medco Health Solutions, Inc., 4.125%, 9/15/20(1)	$790,000	$765,380
HOTELS, RESTAURANTS & LEISURE — 0.1%
Yum! Brands, Inc., 5.30%, 9/15/19(1)	1,300,000	1,379,323
INDUSTRIAL CONGLOMERATES — 0.2%
General Electric Co., 5.00%, 2/1/13(1)	1,000,000	1,069,502
General Electric Co., 5.25%, 12/6/17(1)	1,100,000	1,189,835
		2,259,337
INSURANCE — 0.1%
Prudential Financial, Inc., VRN, 3.14%, 1/3/11, resets monthly off the Consumer Price Index Year over Year plus 2.00% with no caps, Final Maturity 11/2/20(1)	303,000	292,913
Prudential Financial, Inc., 2.75%, 1/14/13(1)	500,000	509,377
		802,290
INTERNET SOFTWARE & SERVICES — 0.1%
eBay, Inc., 3.25%, 10/15/20(1)	1,450,000	1,351,520
IT SERVICES — 0.1%
International Business Machines Corp., 2.00%, 1/5/16(1)	2,000,000	1,957,868
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(1)	750,000	795,727
MEDIA — 1.0%
CBS Corp., 5.75%, 4/15/20(1)	1,080,000	1,149,747
Comcast Corp., 5.90%, 3/15/16(1)	800,000	896,637
Comcast Corp., 5.15%, 3/1/20(1)	1,300,000	1,367,943
DirecTV Holdings LLC, 3.55%, 3/15/15(1)	1,150,000	1,169,445
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	620,000	661,337
NBC Universal, Inc., 5.15%, 4/30/20(1)(3)	750,000	778,904
NBC Universal, Inc., 4.375%, 4/1/21(3)	1,170,000	1,137,922
News America, Inc., 6.90%, 8/15/39(1)	1,130,000	1,298,099
Time Warner Cable, Inc., 5.40%, 7/2/12(1)	500,000	531,008
Time Warner Cable, Inc., 8.25%, 2/14/14(1)	670,000	778,252
Time Warner Cable, Inc., 6.75%, 7/1/18(1)	1,700,000	1,984,631
Time Warner, Inc., 4.875%, 3/15/20(1)	1,150,000	1,199,890
		12,953,815
METALS & MINING — 0.2%
Anglo American Capital plc, 4.45%, 9/27/20(1)(3)	210,000	213,675
Newmont Mining Corp., 6.25%, 10/1/39(1)	2,000,000	2,182,172
		2,395,847
MULTI-UTILITIES — 0.6%
Dominion Resources, Inc., 6.40%, 6/15/18(1)	2,300,000	2,679,992
Pacific Gas & Electric Co., 6.25%, 12/1/13(1)	1,000,000	1,121,775
Pacific Gas & Electric Co., 5.80%, 3/1/37(1)	1,790,000	1,903,618
PG&E Corp., 5.75%, 4/1/14(1)	680,000	744,851
Sempra Energy, 6.50%, 6/1/16(1)	570,000	662,486
		7,112,722
OFFICE ELECTRONICS — 0.1%
Xerox Corp., 6.35%, 5/15/18(1)	900,000	1,016,032
OIL, GAS & CONSUMABLE FUELS — 1.5%
Apache Corp., 5.25%, 2/1/42(1)	1,200,000	1,197,030
Chevron Corp., 3.95%, 3/3/14	1,220,000	1,303,396
ConocoPhillips, 4.75%, 2/1/14(1)	3,060,000	3,326,352
Enterprise Products Operating LLC, 4.60%, 8/1/12(1)	2,170,000	2,278,363
Enterprise Products Operating LLC, 3.70%, 6/1/15(1)	750,000	774,460
Enterprise Products Operating LLC, 6.45%, 9/1/40(1)	700,000	758,216
EOG Resources, Inc., 2.50%, 2/1/16(1)	2,700,000	2,642,371
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(1)	1,310,000	1,362,768

Principal Amount	Value
Nexen, Inc., 6.20%, 7/30/19(1)	$805,000	$868,254
Occidental Petroleum Corp., 2.50%, 2/1/16(1)	2,000,000	1,996,708
Shell International Finance BV, 4.30%, 9/22/19(1)	1,260,000	1,316,006
Talisman Energy, Inc., 7.75%, 6/1/19(1)	600,000	741,922
Williams Partners LP, 5.25%, 3/15/20(1)	490,000	508,859
Williams Partners LP, 4.125%, 11/15/20(1)	550,000	521,992
		19,596,697
PAPER & FOREST PRODUCTS — 0.1%
International Paper Co., 9.375%, 5/15/19(1)	320,000	412,244
International Paper Co., 7.30%, 11/15/39(1)	750,000	857,351
		1,269,595
PHARMACEUTICALS — 0.2%
Abbott Laboratories, 5.30%, 5/27/40(1)	560,000	577,365
Pfizer, Inc., 7.20%, 3/15/39(1)	1,000,000	1,298,518
Roche Holdings, Inc., 6.00%, 3/1/19(1)(3)	1,070,000	1,246,287
		3,122,170
ROAD & RAIL — 0.1%
Union Pacific Corp., 7.875%, 1/15/19(1)	1,120,000	1,399,736
SOFTWARE — 0.3%
Adobe Systems, Inc., 3.25%, 2/1/15(1)	1,500,000	1,529,539
Oracle Corp., 5.75%, 4/15/18(1)	1,600,000	1,833,077
		3,362,616
SPECIALTY RETAIL — 0.1%
Lowe’s Cos., Inc., 2.125%, 4/15/16(1)	1,070,000	1,047,712
WIRELESS TELECOMMUNICATION SERVICES(4)
America Movil SAB de CV, 5.00%, 3/30/20(1)	450,000	470,002
TOTAL CORPORATE BONDS (Cost $136,187,870)		142,891,150
U.S. Government Agency Securities and Equivalents — 10.4%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 8.3%
FAMCA, 5.50%, 7/15/11(1)(3)	$2,750,000	$2,824,484
FAMCA, 5.40%, 10/14/11(1)	1,000,000	1,038,628
FAMCA, 6.71%, 7/28/14(1)	3,974,000	4,710,406
FFCB, 4.875%, 12/16/15(1)	2,000,000	2,250,682
FFCB, 4.875%, 1/17/17(1)	5,000,000	5,609,035
FHLB, 4.875%, 5/17/17(1)	1,030,000	1,162,729
FHLMC, 1.75%, 9/10/15	1,500,000	1,476,037
FHLMC, 5.00%, 2/16/17(1)	8,650,000	9,752,088
FHLMC, 4.875%, 6/13/18(1)	36,950,000	41,387,769
FNMA, 3.00%, 9/16/14(1)	10,100,000	10,647,541
FNMA, 6.625%, 11/15/30(1)	20,600,000	26,070,680
		106,930,079
GOVERNMENT-BACKED CORPORATE BONDS(5) — 2.1%
Ally Financial, Inc., 1.75%, 10/30/12(1)	10,000,000	10,181,680
Citigroup Funding, Inc., 1.875%, 10/22/12	16,000,000	16,327,648
		26,509,328
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $132,726,422)		133,439,407
Commercial Mortgage-Backed Securities(6) — 2.9%
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.44%, 1/18/11, resets monthly off the 1-month LIBOR plus 0.18% with no caps, Final Maturity 4/15/22(1)(3)	3,329,171	3,115,962
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 1/3/11(1)	900,000	950,977
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 1/3/11(1)	4,100,000	4,407,637
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	5,500,000	5,806,013

Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(1)	$1,500,000	$1,567,339
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(1)	509,856	510,069
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ, 4.65%, 7/15/30(1)	2,590,000	2,634,238
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 1/11/11(1)	2,000,000	2,051,940
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2007 LLFA, Class A1, VRN, 0.56%, 1/18/11, resets monthly off the 1-month LIBOR plus 0.30% with no caps, Final Maturity 6/15/22(1)(3)	5,202,503	4,953,454
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(1)	2,200,000	2,308,678
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 1/3/11(1)	4,800,000	5,007,982
Wachovia Bank Commercial Mortgage Trust, Series 2006 C23, Class A4, VRN, 5.42%, 1/3/11(1)	4,000,000	4,291,066
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $37,497,723)		37,605,355
Collateralized Mortgage Obligations(6) — 2.7%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 2.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	2,864,422	2,957,835
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	2,733,931	2,884,098
Banc of America Mortgage Securities, Inc., Series 2004-4, Class 2A1 SEQ, 5.50%, 5/25/34(1)	1,880,080	1,891,537
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	1,658,223	1,675,577
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33(1)	2,500,000	2,558,579
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(1)	869,407	882,161
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18(1)	1,653,650	1,713,187
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	1,312,071	1,369,958
First Horizon Mortgage Pass Through Trust, Series 2004-2, Class 1A2 SEQ, 5.50%, 5/25/34(1)	1,177,038	1,178,659
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(1)	3,510,927	3,690,013
Wamu Mortgage Pass-Through Certificates, Series 2003 S11, Class 3A5, 5.95%, 11/25/33(1)	2,732,625	2,894,014
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34(1)	2,052,772	2,128,728
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(1)	3,177,584	3,341,582
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/37	2,482,228	2,568,929
		31,734,857
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
FHLMC, Series 2508, Class UL SEQ, 5.00%, 12/15/16(1)	227,529	230,951
GNMA, Series 2005-24, Class UB SEQ, 5.00%, 1/20/31(1)	1,002,039	1,012,927
NCUA Guaranteed Notes, Series 2010 C1, Class A2 SEQ, 2.90%, 10/29/20	2,000,000	1,947,694
		3,191,572
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $35,128,955)		34,926,429

Principal Amount	Value
Municipal Securities — 0.1%
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(1)	$700,000	$703,227
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(1)	155,000	136,427
Texas GO, (Building Bonds), 5.52%, 4/1/39(1)	690,000	706,629
TOTAL MUNICIPAL SECURITIES (Cost $1,544,045)		1,546,283
U.S. Government Agency Mortgage-Backed Securities(4)(6)
GNMA, 6.00%, 6/20/17(1)	64,983	70,483
GNMA, 6.00%, 7/20/17(1)	70,760	76,749
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $140,753)		147,232

	Principal Amount/ Shares	Value
Temporary Cash Investments — 0.7%
BNP Paribas Finance, Inc., 0.10%, 1/3/11(7)	$9,300,000	$9,299,814
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(1)	74,995	74,995
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,374,943)		9,374,809
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $1,217,333,524)		1,280,100,635
OTHER ASSETS AND LIABILITIES — 0.4%		5,356,315
TOTAL NET ASSETS — 100.0%		$1,285,456,950

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,177,000	CAD for EUR	Westpac Banking Corp.	1/28/11	$ 1,183,271	$ (19,183)
20,062,545	CAD for USD	UBS AG	1/28/11	20,169,444	(639,101)
66,620,280	EUR for USD	Barclays Bank plc	1/28/11	89,024,681	3,277,717
57,662,891	GBP for USD	HSBC Bank plc	1/28/11	89,888,374	1,426,580
2,062,017,922	JPY for USD	Westpac Banking Corp.	1/28/11	25,404,622	(6,715)
				$225,670,392	$4,039,298
(Value on Settlement Date $229,709,690)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
879,159	EUR for CAD	Westpac Banking Corp.	1/28/11	$1,174,820	$10,732

(Value on Settlement Date $1,164,088)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
TOTAL RETURN
$20,000,000	Pay a fixed rate equal to 1.13 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires January 2012.	—	$ (568,035)
35,000,000	Pay a fixed rate equal to 1.14 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires March 2012.	—	(1,400,720)
33,275,000	Pay a fixed rate equal to 0.16 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires July 2013.	—	(3,345,782)
20,000,000	Pay a fixed rate equal to 1.21 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires June 2014.	—	(1,487,823)
6,000,000	Pay a fixed rate equal to 0.12 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires January 2015.	—	(164,413)
20,000,000	Pay a fixed rate equal to 1.31 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires April 2017.	—	(1,279,193)
5,000,000	Pay a fixed rate equal to 0.21 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires April 2018.	—	(81,685)
40,000,000	Pay a fixed rate equal to 1.31 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires April 2018.	—	(2,928,939)
55,000,000	Pay a fixed rate equal to 0.30 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires December 2019.	—	(1,415,746)
5,000,000	Pay a fixed rate equal to 0.37 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires April 2022.	—	(55,037)
30,100,000	Pay a fixed rate equal to 1.77 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires December 2027.	—	(1,133,520)
		—	$(13,860,893)

Notes to Schedule of Investments

AID = Agency for International Development
CAD = Canadian Dollar
CPI = Consumer Price Index
Equivalent = Security whose principal payments are secured by US Treasuries or backed by the full faith and credit of the United States
EUR = Euro
FAMCA = Federal Agricultural Mortgage Corporation
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
JPY = Japanese Yen
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
NCUA = National Credit Union Administration
NOK = Norwegian Krone
NSA = Not Seasonally Adjusted
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for swap agreements. At the period end, the aggregate value of securities pledged was $13,861,000.

(2)	The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $17,565,496, which represented 1.4% of total net assets.

(4)	Category is less than 0.05% of total net assets.

(5)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2010
Assets
Investment securities, at value (cost of $1,217,333,524)	$1,280,100,635
Foreign currency holdings, at value (cost of $1,093,608)	1,114,652
Receivable for capital shares sold	4,886,536
Unrealized gain on forward foreign currency exchange contracts	4,715,029
Interest receivable	10,294,701
1,301,111,553

Liabilities
Payable for capital shares redeemed	373,884
Unrealized loss on forward foreign currency exchange contracts	664,999
Accrued management fees	508,921
Distribution fees payable	245,906
Swap agreements, at value	13,860,893
15,654,603

Net Assets	$1,285,456,950

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,215,666,922
Undistributed net investment income	8,516,065
Undistributed net realized gain	8,289,737
Net unrealized appreciation	52,984,226
$1,285,456,950

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$111,871,713	10,072,492	$11.11
Class II, $0.01 Par Value	$1,173,585,237	105,864,566	$11.09

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2010
Investment Income (Loss)
Income:
Interest	$38,648,073

Expenses:
Management fees	5,732,535
Distribution fees — Class II	2,749,293
Directors’ fees and expenses	78,287
Other expenses	68,266
8,628,381

Net investment income (loss)	30,019,692

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	19,160,638
Swap agreement transactions	(1,681,217)
Foreign currency transactions	4,394,811
21,874,232

Change in net unrealized appreciation (depreciation) on:
Investments	11,977,959
Swap agreements	(6,005,965)
Translation of assets and liabilities in foreign currencies	471,398
6,443,392

Net realized and unrealized gain (loss)	28,317,624

Net Increase (Decrease) in Net Assets Resulting from Operations	$58,337,316

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$30,019,692	$23,129,029
Net realized gain (loss)	21,874,232	(1,123,565)
Change in net unrealized appreciation (depreciation)	6,443,392	71,636,707
Net increase (decrease) in net assets resulting from operations	58,337,316	93,642,171

Distributions to Shareholders
From net investment income:
Class I	(2,042,523)	(1,742,731)
Class II	(18,468,489)	(15,959,329)
Decrease in net assets from distributions	(20,511,012)	(17,702,060)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	87,388,949	236,955,503

Net increase (decrease) in net assets	125,215,253	312,895,614

Net Assets
Beginning of period	1,160,241,697	847,346,083
End of period	$1,285,456,950	$1,160,241,697

Undistributed net investment income	$8,516,065	$1,284,521

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2010

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation. The fund pursues its investment objective by investing substantially all of its assets in investment-grade debt securities. The fund normally invests over 50% of its assets in inflation-adjusted debt securities that are designed to protect the future purchasing power of the money invested in them.

The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Prior to May 3, 2010, distributions from net investment income were declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the year ended December 31, 2010 was 0.48%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2010, totaled $618,929,723, of which $452,255,769 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2010, totaled $521,778,556, of which $425,232,756 represented U.S. Treasury and Agency obligations.

As of December 31, 2010, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$1,219,138,521
Gross tax appreciation of investments	$67,716,263
Gross tax depreciation of investments	(6,754,149)
Net tax appreciation (depreciation) of investments	$60,962,114

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	2,397,874	$26,443,231	2,563,052	$26,789,214
Issued in reinvestment of distributions	185,736	2,042,523	164,965	1,742,731
Redeemed	(2,004,229)	(22,149,969)	(2,400,396)	(24,485,157)
	579,381	6,335,785	327,621	4,046,788
Class II/Shares Authorized	250,000,000		250,000,000
Sold	24,372,408	267,518,724	32,069,029	332,796,504
Issued in reinvestment of distributions	1,682,402	18,468,489	1,510,903	15,959,329
Redeemed	(18,830,887)	(204,934,049)	(11,314,307)	(115,847,118)
	7,223,923	81,053,164	22,265,625	232,908,715
Net increase (decrease)	7,803,304	$87,388,949	22,593,246	$236,955,503

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities and Equivalents	—	$685,705,491	—
Sovereign Governments & Agencies	—	234,464,479	—
Corporate Bonds	—	142,891,150	—
U.S. Government Agency Securities and Equivalents	—	133,439,407	—
Commercial Mortgage-Backed Securities	—	37,605,355	—
Collateralized Mortgage Obligations	—	34,926,429	—
Municipal Securities	—	1,546,283	—
U.S. Government Agency Mortgage-Backed Securities	—	147,232	—
Temporary Cash Investments	$74,995	9,299,814	—
Total Value of Investment Securities	$74,995	$1,280,025,640	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,050,030	—
Swap Agreements	—	(13,860,893)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	—	$(9,810,863)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to buy protection during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2010
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$4,715,029	Unrealized loss on forward foreign currency exchange contracts	$664,999
Other Contracts	Swap agreements	—	Swap agreements	13,860,893
		$4,715,029		$14,525,892

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(4,803)	Change in net unrealized appreciation (depreciation) swap agreement	$(7,005)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	4,468,073	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	433,017
Other Contracts	Net realized gain (loss) on swap agreement transactions	(1,676,414)	Change in net unrealized appreciation (depreciation) swap agreement	(5,998,960)
		$2,786,856		$(5,572,948)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than- 25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Directors on April 1, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

Financial Highlights

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.74	$9.91	$10.55	$10.09	$10.26
Income From Investment Operations
Net Investment Income (Loss)	0.30 (1)	0.26 (1)	0.49 (1)	0.49	0.34 (1)
Net Realized and Unrealized Gain (Loss)	0.27	0.77	(0.60)	0.46	(0.15)
Total From Investment Operations	0.57	1.03	(0.11)	0.95	0.19
Distributions
From Net Investment Income	(0.20)	(0.20)	(0.50)	(0.49)	(0.36)
From Return of Capital	—	—	(0.03)	—	—
Total Distributions	(0.20)	(0.20)	(0.53)	(0.49)	(0.36)
Net Asset Value, End of Period	$11.11	$10.74	$9.91	$10.55	$10.09

Total Return(2)	5.39%	10.43%	(1.26)%	9.66%	1.90%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.50%	0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.70%	2.61%	4.62%	4.75%	3.37%
Portfolio Turnover Rate	44%	43%	49%	109%	96%
Net Assets, End of Period (in thousands)	$111,872	$101,956	$90,845	$55,277	$39,096

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.73	$9.91	$10.55	$10.08	$10.26
Income From Investment Operations
Net Investment Income (Loss)	0.27 (1)	0.25 (1)	0.45 (1)	0.46	0.32 (1)
Net Realized and Unrealized Gain (Loss)	0.27	0.75	(0.59)	0.47	(0.16)
Total From Investment Operations	0.54	1.00	(0.14)	0.93	0.16
Distributions
From Net Investment Income	(0.18)	(0.18)	(0.47)	(0.46)	(0.34)
From Return of Capital	—	—	(0.03)	—	—
Total Distributions	(0.18)	(0.18)	(0.50)	(0.46)	(0.34)
Net Asset Value, End of Period	$11.09	$10.73	$9.91	$10.55	$10.08

Total Return(2)	5.12%	10.22%	(1.59)%	9.49%	1.59%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.74%	0.74%	0.74%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.45%	2.36%	4.37%	4.50%	3.12%
Portfolio Turnover Rate	44%	43%	49%	109%	96%
Net Assets, End of Period (in thousands)	$1,173,585	$1,058,286	$756,501	$551,066	$483,692

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Variable Portfolios II, Inc.
and Shareholders of the VP Inflation Protection Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the VP Inflation Protection Fund (the sole fund comprising the American Century Variable Portfolios II, Inc. hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 11, 2011

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Variable Portfolios II, Inc.:

Frederick L.A. Grauer	For:	1,005,031,953
	Withhold:	58,060,556
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Class I and Class II
	For:	969,846,898
	Against:	27,395,407
	Abstain:	65,850,203
	Broker Non-Vote:	0

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director, other than Mr. Thomas, is 1665 Charleston Road, Mountain View, California 94043. The mailing address for each officer, including Mr. Thomas, is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 40
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Directors, Stanford University

Tanya S. Beder
Year of Birth: 1955
Position(s) with the Fund: Director
Length of Time Served: Since 2011
Principal Occupation(s) During the Past Five Years: Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (2004 to 2006);
Number of Funds in Fund Complex Overseen by Director: 40
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Yale University; MBA, Harvard University; formerly Managing Director and Head of Strategic Quantitative Investment Division, Caxton Associates LLC; formerly President and Co-Founder, Capital Market Risk Advisors Inc.; formerly Founder and Chief Executive Officer, SB Consulting Corp.

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 40
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 40
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 40
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 40
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University (1973 to present)
Number of Funds in Fund Complex Overseen by Director: 40
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 101
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios II, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor
©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-70482   1102

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2009:                    $27,524
FY 2010:                    $28,393

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2009:                    $0
FY 2010:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2009:                    $0
FY 2010:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2009:                    $185,315
FY 2010:                    $187,223

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 15, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 15, 2011